Exhibit 10.14

FIRST AMENDMENT TO

DECEMBER 22, 2017 LICENSE AGREEMENT

THIS First Amendment to the December 22, 2017 License Agreement ("First Amendment"), effective as of the date last written below (the "Effective Date"), is made by and between MDNA Life Sciences Inc. ("MDNA") and Laboratory Corporation of America Holdings ("LabCorp"). MDNA and LabCorp may be referred to herein each as a "Party" or collectively as "Parties."

RECITALS

A.             MDNA and LabCorp entered into a License Agreement having an effective date of December 22, 2017 (the "Agreement"); and,

B.             The Parties now wish to amend the Agreement in accordance with the terms of this First Amendment.

TERMS

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and the mutual covenants set forth herein, the Parties agree as follows:

1.             The definition of "Commencement Date" in Section 1 of the Agreement 1 is hereby amended and restated as follows:

"Commencement Date" means the earlier of: (a) three hundred and thirty (330) days after the Effective Date of this Agreement, or (b) the Commercial Launch Date.

2.             MDNA acknowledges that it has received full payment of the fees under Section 3.1 and 3.2, as well as the Minimum Annual Royalty for Contract Year 1 under Sections 3.3 and Exhibit C.

3.             All capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings assigned them in the Agreement.

4.             Except as expressly stated in this First Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment through their authorized representatives signing below.

MDNA LIFE SCIENCES INC.			LABORATORY CORPORATION OF AMERICA HOLDINGS

By:	/s/ Chris Mitton	By:	/s/ Marcia T. Eisenberg

Name:	Chris Mitton	Name:	Marcia T. Eisenberg, Ph.D.

Title:	President & CEO	Title:	CSO and SrVP, LabCorp Diagnostics

Date:	May 20, 2019	Date:	05/12/2019

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